Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2013
Prospectus

The following information replaces similar information for Brokerage and Investment Management Portfolio and Financial Services Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on pages 8 and 13, respectively.

Christopher Lee (portfolio manager) has managed the fund since May 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 23.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjuction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces similar information found in the "Fund Management" section on page 27.

Christopher Lee is portfolio manager of Brokerage and Investment Management Portfolio and Financial Services Portfolio, which he has managed since May 2013. He also manages other funds. Since joining Fidelity Investments in 2004, Mr. Lee has worked as a research analyst and portfolio manager.

SELFIN-13-02  June 7, 2013
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